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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 28, 2023

Oncternal Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50549	62-1715807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12230 El Camino Real Suite 230 San Diego, CA 92130 (858) 434-1113

(Address and zip code; telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ONCT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Oncternal Therapeutics, Inc. (“Oncternal”) held its annual meeting of stockholders on June 28, 2023. The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

1.
The stockholders elected four nominees to serve as Class I directors for three-year terms to expire at the 2026 annual meeting of stockholders, and the voting results are set forth below:

			Broker
	For	Withheld	Non-Votes
Daniel L. Kisner, M.D.	20,409,470	4,297,013	15,477,020
William R. LaRue	20,266,584	4,439,899	15,477,020
Charles P. Theuer	19,164,789	5,541,694	15,477,020
Rosemary Mazanet, M.D., Ph.D.	20,773,281	3,933,202	15,477,020

2.
The stockholders ratified the appointment of BDO USA, LLP, as Oncternal’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and the voting results are set forth below:

For	Against	Abstain
37,810,779	1,320,205	1,052,519

3.
The stockholders approved, on an advisory basis, the compensation of Oncternal’s named executive officers as disclosed in Oncternal’s proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
17,291,535	3,624,846	3,790,102	15,477,020

4.
The stockholders approved, on an advisory basis, holding advisory votes on the compensation of Oncternal’s named executive officers each year, and the voting results are set forth below:

1 year	2 years	3 years	Abstain	Broker Non-Votes
21,709,587	373,002	1,697,435	926,459	15,477,020

5.
The stockholders did not approve an amendment to Oncternal’s Restated Certificate of Incorporation to reflect new Delaware law provisions to permit exculpation of certain officers, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
20,452,152	4,072,603	181,728	15,477,020

6.
The stockholders approved a proposal granting Oncternal’s board authority to effect a reverse split of Oncternal’s outstanding common stock by amending Oncternal’s Restated Certificate of Incorporation within one year and within a range of not less than one-for-five and not more than one-for-thirty, and the voting results are set forth below:

For	Against	Abstain
33,026,902	5,964,149	1,192,452

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncternal Therapeutics, Inc.

Date: June 29, 2023	By:	/s/ Chase C. Leavitt
Name: Chase C. Leavitt
Title: General Counsel & Secretary